BBH TRUST

BBH BROAD MARKET FUND
class n shares (“BBBMX”)
 class i shares (“BBBIX”)

SUPPLEMENT DATED JANUARY 5, 2012 TO
THE PROSPECTUS
DATED FEBRUARY 28, 2011
AS SUPPLEMENTED JUNE 1, 2011 AND SEPTEMBER 23, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective January 1, 2012, the investment advisory and administrative services fee for the Fund has been amended. Therefore, the first paragraph under the heading “Investment Advisory and Administrative Fee” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.30% for the first $1 billion and 0.25% for amounts over $1 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.